Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,154,806.60
Previously Paid Amount	0.00
Total Fee Amount	6,235.88
Total Offset Amount	0.00
Net Fee	$ 6,235.88